United States
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): March 10, 2011
OXiGENE, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	0-21990 (Commission File Number)	13-3679168 (I.R.S. Employer Identification No.)
701 Gateway Boulevard, Suite 210, South San Francisco, CA 94080
(Address of principal executive offices)
Registrant’s telephone number, including area code: (650) 635-7000
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01.	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.
On March 10, 2011, The NASDAQ Stock Market notified the Company that it regained compliance with the minimum $1.00 per share closing bid price requirement for continued listing.

Item 8.01.	Other Events.
On March 15, 2011, we issued a press release announcing that we have regained compliance with the minimum $1.00 per share closing bid price requirement for continued listing on The NASDAQ Capital Market, as described in Item 3.01 of this Current Report. A copy of the press release is filed herewith as Exhibit 99.1 and incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits.
(d)	Exhibits

Exhibit Number	Description
99.1	Press release, dated March 15, 2011, entitled “OXiGENE REGAINS NASDAQ CLOSING BID PRICE COMPLIANCE”

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OXiGENE, Inc.
Date: March 15, 2011	/s/ James B. Murphy
By: James B. Murphy
Its: Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press release, dated March 15, 2011, entitled “OXiGENE REGAINS NASDAQ CLOSING BID PRICE COMPLIANCE”